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Exhibit 1.1

12,500,000 Shares
THE YANKEE CANDLE COMPANY, INC.
Common Stock
UNDERWRITING AGREEMENT

May [    ], 2003

Credit Suisse First Boston LLC,
  As Representative of the Several Underwriters,
    Eleven Madison Avenue,
      New York, NY 10010-3629

        Dear Sirs:

        1.     Introductory. The stockholders listed in Schedule A hereto ("Selling Stockholders") propose severally to sell an aggregate of 12,500,000 outstanding shares ("Firm Securities") of the Common Stock, $.01 par value ("Securities") of The Yankee Candle Company, Inc., a Massachusetts corporation ("Company"), and the Selling Stockholders also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,875,000 additional outstanding shares ("Optional Securities") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Selling Stockholders hereby agree with the Company and with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

        2.     Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

            (i)  A registration statement (No. 333-[    ]) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended, ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement (if any), as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

           (ii)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional

  Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(d) hereof.

          (iii)  The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (iv)  The Company does not have any significant subsidiaries within the meaning of Regulation S-X under the Act.

           (v)  This Agreement has been duly authorized, executed and delivered by the Company.

          (vi)  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock".

         (vii)  The Securities (including the Offered Securities to be sold by the Selling Stockholders, other than the Offered Securities issuable upon the exercise of Options, as defined below) have been duly authorized and are validly issued, fully paid and non-assessable.

        (viii)  The Offered Securities issuable upon the exercise of options to be exercised by certain of the Selling Stockholders (the "Options") will be issued pursuant to the Stock Option Agreements which have been entered into by the Company and such Selling Stockholders (the "Option Agreements"); the Option Agreements were duly authorized, executed and delivered by the Company and constitute valid and binding instruments enforceable against the Company in accordance with their terms subject, as to the enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Options and the Option Agreements conform in all material respects to the descriptions thereof in the Prospectus.

          (ix)  The unissued Offered Securities issuable upon the exercise of the Options have been duly and validly authorized and reserved for issuance, and at the time such Offered Securities are to be sold by the Selling Stockholders, such Offered Securities will have been delivered in accordance with the provisions of the Option Agreements and will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof in the Prospectus.

           (x)  The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the Articles of Organization or By-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except for the registration under the Act of the Offered Securities and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

          (xi)  There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

         (xii)  Other than as set forth in the Registration Statements or the Prospectus, there are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statements or the Prospectus and are not so described, and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

        (xiii)  Each preliminary prospectus filed as part of a Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the applicable rules and regulations of the Commission thereunder.

        (xiv)  The Company is not required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (xv)  The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus.

        (xvi)  The Company owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

       (xvii)  No material labor dispute with the employees of the Company exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent.

      (xviii)  Except as described in or contemplated by the Prospectus, the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged.

        (xix)  Except as described in the Prospectus, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         (xx)  Except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company has not sold, issued or distributed any Securities during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

        (xxi)  Deloitte & Touche LLP, which has certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

       (xxii)  The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

      (xxiii)  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

      (xxiv)  Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any Securities or to require the Company to include any such Securities with the Offered Securities registered pursuant to the Registration Statements.

        (xxv)  Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

        (b)   Each of Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P. (the "FL Stockholders") severally represents and warrants to, and agrees with, the several Underwriters that:

            (i)  This Agreement has been duly authorized, executed and delivered by or on behalf of such FL Stockholder.

           (ii)  The execution and delivery by such FL Stockholder of, and the performance by such FL Stockholder of its obligations under this Agreement will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such FL Stockholder (if such FL Stockholder is a corporation), or the partnership agreement or articles of partnership of such FL Stockholder (if such FL Stockholder is a partnership), or any agreement or other instrument binding upon such FL Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such FL Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such FL Stockholder of its obligations under this Agreement except for the registration under the Act of the Offered Securities and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

          (iii)  Certificates in negotiable form representing the Offered Securities to be sold by such FL Stockholder hereunder are in the possession of such FL Stockholder and will be delivered to the Representative at the Closing Date (as defined herein).

          (iv)  The Offered Securities represented by the certificates are subject to the interests of the Underwriters hereunder. Such FL Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the dissolution of any partnership or corporation, or by the occurrence of any other event. If any individual FL Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Offered Securities hereunder, certificates representing the Offered Securities shall be delivered by or on behalf of such FL Stockholder in accordance with the terms and conditions of this Agreement and shall be as valid as if such termination, dissolution or other event had not occurred.

           (v)  Immediately prior to the Closing, such FL Stockholder will have good and valid title to the Offered Securities to be sold by such FL Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims, except for those arising under this Agreement; and, upon payment therefor and the delivery to the Depositary Trust Company ("DTC") or its agent of the Offered Securities registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Offered Securities to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a "protected purchaser" of the Offered Securities (as defined in Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the "UCC")), the Underwriters will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the UCC) to the Offered Securities, and no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

          (vi)  To the extent that any statements or omissions made in a Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such FL Stockholder expressly for use therein, such preliminary prospectus and the Registration Statements did, and the Prospectus and any further amendments or supplements to the Registration Statements and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (vii)  Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such FL Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

        (c)   Each of the Selling Stockholders other than the FL Stockholders (the "Other Stockholders"), severally represents and warrants to, and agrees with, the several Underwriters that:

            (i)  This Agreement has been duly authorized, executed and delivered by or on behalf of such Other Stockholder.

           (ii)  The execution and delivery by such Other Stockholder of, and the performance by such Other Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Other Stockholder and Equiserve Trust Company, N.A., as Custodian (the "Custodian"), relating to the deposit of the Offered Securities to be sold by such Other Stockholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Other Stockholder's attorneys-in-fact (the "Attorneys-in-fact") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statements (the "Power of Attorney") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Other Stockholder (if such Other Stockholder is a corporation), or the partnership agreement or articles of partnership of such Other Stockholder (if such Other Stockholder is a partnership), or any agreement or other instrument binding upon such Other Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Other Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Other Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Other Stockholder, except for the registration under the Act of the Offered Securities and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

          (iii)  Certificates in negotiable form representing the Offered Securities to be sold by such Other Stockholder hereunder other than any such Offered Securities to be issued upon the exercise of Options, have been, and, with respect to each of the Other Stockholders who is selling Offered Securities on the exercise of Options, duly completed and executed irrevocable Option exercise notices, in the forms specified by the relevant Option Agreement, with respect to all of the Offered Securities to be sold by such Other Stockholder hereunder which are not represented by certificates have been, placed in custody under the Custody Agreement.

          (iv)  The Offered Securities represented by the certificates or the irrevocable Option exercise notice, in either case held in custody for such Other Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and the arrangements made by such Other Stockholder for such custody, and the appointment by such Other Stockholder of the Attorneys-in-fact by the Power of Attorney, are to that extent irrevocable. Such Other Stockholder specifically agrees that its obligations hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Other Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Other Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Offered Securities hereunder, certificates representing the Offered Securities or the irrevocable Option exercise notice shall be delivered by or on behalf of such Other Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

           (v)  On the Closing Date, such Other Stockholder will have, (a) valid title to the Offered Securities (other than those Offered Securities, if any, to be issued upon exercise of Options) to be sold by such Other Stockholder, (b) valid title to the Options, if any, to be exercised in respect of such number of Offered Securities to be sold by such Other Stockholder, (c) assuming due issuance by the Company of any such Offered Securities to be issued upon exercise of Options, valid title to such Other Securities issued upon exercise of such Options to be sold by such Other Stockholder and (d) the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver all Offered Securities to be sold by such Other Stockholder.

          (vi)  The Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by such Other Stockholder and are valid and binding agreements of such Other Stockholder.

         (vii)  Immediately prior to the Closing, such Other Stockholder will have good and valid title to the Offered Securities to be sold by such Other Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims, except for those arising under this Agreement, the Custody

  Agreement and the Power of Attorney; and, upon payment therefor and the delivery to the Depositary Trust Company ("DTC") or its agent of the Offered Securities registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Offered Securities to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a "protected purchaser" of the Offered Securities (as defined in Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the "UCC")), the Underwriters will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the UCC) to the Offered Securities, and no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

        (viii)  To the extent that any statements or omissions made in a Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Other Stockholder expressly for use therein, such preliminary prospectus and the Registration Statements did, and the Prospectus and any further amendments or supplements to the Registration Statements and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (ix)  Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Other Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

        3.     Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at a purchase price of $[            ] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston LLC ("CSFB") in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

        The Custodian will deliver the Firm Securities being sold by the Other Stockholders to the Representative for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB in accordance with instructions specified by such Other Stockholders, and the FL Stockholders will deliver the Firm Securities being sold by each of them to the Representative for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account acceptable to CSFB in accordance with instructions specified by the FL Stockholders, in each case at 10:00 A.M., New York time, on May [    ], 2003, or at such other time not later than seven full business days thereafter as CSFB determines, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFB requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

        In addition, upon written notice from CSFB given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule A hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFB to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFB to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Selling Stockholders.

        Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFB but shall be not later than ten full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being sold by the Other Stockholders on each Optional Closing Date to the Representative for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB in accordance with instructions specified by such Other Stockholders, and the FL Stockholders will deliver the Optional Securities being sold by each of them to the Representative for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account acceptable to CSFB in accordance with the instructions specified by the FL Stockholders. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFB requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at a reasonable time in advance of such Optional Closing Date.

        4.     Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

        5.     Certain Agreements of the Company and the Selling Stockholders. (a) The Company agrees with the several Underwriters and the Selling Stockholders that:

            (i)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFB, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          The Company will advise CSFB promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with

  Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFB.

           (ii)  Upon delivery to the Company of the irrevocable Option exercise notices referred to in Section 2 hereof and the receipt of the appropriate instructions from the Attorneys-in-fact, to issue the Offered Securities relating thereto in accordance with the provisions of the applicable Option Agreement, and, notwithstanding any other provision of such Option Agreement, to deliver the Offered Securities to the Representative as contemplated in the Custody Agreement.

          (iii)  The Company will advise CSFB promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFB's consent (not to be unreasonably withheld); and the Company will also advise CSFB promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (iv)  If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFB of such event and will promptly prepare and file with the Commission, and furnish to the Underwriters and the dealers (whose names and addresses the Representative will furnish to the Company) to which Offered Securities may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFB's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

           (v)  As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (vi)  The Company will furnish to the Representative copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFB reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

         (vii)  The Company will endeavor to arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB reasonably requests and continue such qualifications in effect so long as required for the distribution.

        (viii)  For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB. The foregoing sentence shall not apply to: (A) the Offered Securities to be sold hereunder; (B) the issuance of Securities upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing; and (C) the granting of stock options and/or restricted stock units pursuant to the Company's existing employee benefit plans (provided such options do not become exercisable and the units do not vest during such 90-day period) and to directors in connection with their initial appointment to the Company's board of directors.

          (ix)  Upon the written request of CSFB or any Underwriter, the Company shall (i) furnish to CSFB or such other Underwriter, a certification, as contemplated by and in compliance with Treasury regulations Section 1.897-2(h), that as of any Closing Date (or such other date as may be specified in such request), the Offered Securities are not United States real property interests as defined in Section 897(c)(1) of the Code, (ii) file such certification with the Internal Revenue Services in the manner and within the time period specified in Treasury regulations Section 1.897-2(h) and (iii) promptly after such filing, furnish to CSFB or the Underwriter that has requested a certificate, as the case may be, proof of such filing.

           (x)  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel, and the Company's accountants in connection with the registration and delivery of the Offered Securities under the Act and all other fees or expenses in connection with the preparation and filing of the Registration Statements, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, except as provided below, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Offered Securities under state securities laws and all expenses in connection with the qualification of the Offered Securities for offer and sale under state securities laws as provided herein, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Offered Securities by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Offered Securities, (vi) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all fees, disbursements and expenses of one counsel for the Selling Stockholders selected by the FL Stockholders (which counsel may be counsel to the Company), (x) all other costs and expenses incident to the performance of the Company's or the Selling Stockholders' obligations hereunder for which provision is not otherwise made in this Section 5. In connection with clause (ii) of the preceding sentence, CSFB agrees to pay New York State stock transfer tax, and the Company agrees to reimburse CSFB for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnification and Contribution", and Section 9, below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

          (b)   Each Selling Stockholder agrees with the several Underwriters and the Company as follows:

            (i)  Each Selling Stockholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFB. The foregoing sentence shall not apply to: (A) the Offered Securities to be sold hereunder; and (B) transactions relating to Securities or other securities acquired in open market transactions after the completion of the offering of the Offered Securities.

           (ii)  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each Selling Stockholder shall pay or cause to be paid any fees, disbursements and expenses of counsel for such Selling Stockholder other than as specified in clause (x) of paragraph (a) above.

        6.     Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a)   The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

              (i)  in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

             (ii)  they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

            (iii)  on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

              (A)  the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

              (B)  at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

              (C)  for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or net operating income in the total or per share amounts of consolidated income before extraordinary items or net income;

    except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (iv)  they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

    For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (b)   If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFB. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later that 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFB. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representative, shall be contemplated by the Commission.

          (c)   Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition, financial or otherwise, earnings, business or operations of the Company and its subsidiaries, taken as a whole, which, in the judgment of a majority in interest of the Underwriters including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or any other relevant state authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d)   The Representative shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, special counsel for the Company, to the effect that:

              (i)  the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law of the State of New York or the Federal laws of the United States (other than state securities or Blue Sky laws) or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries which has been identified to such counsel in a certificate provided by the Chief Financial Officer of the Company as material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree which has been identified to such counsel in a certificate provided by the Chief Financial Officer of the Company of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any New York, Delaware or federal governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except those that have been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states or the rules, regulations or interpretations of the National Association of Securities Dealers in connection with the offer and sale of the Offered Securities by the Underwriters;

             (ii)  the statements in the Prospectus under the caption "United States Federal Tax Considerations for Non-United States Holders" insofar as they purport to summarize matters of the United States federal income and estate tax law, fairly summarize in all material respects the matters set forth therein;

            (iii)  such counsel does not know of any legal or governmental proceedings pending to which the Company is a party that are required to be described in the Registration Statements or the Prospectus and are not so described;

            (iv)  the Company is not required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

             (v)  the Registration Statement and Prospectus, as of their respective effective or issue dates, appear on their face to be responsive as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, (provided that such counsel need not express any opinion as to (a) the financial statements, notes and schedules thereto, and other financial data included in or omitted from or incorporated by reference in the Registration Statement or Prospectus and (b) any documents incorporated by reference in the Registration Statement or Prospectus);

            (vi)  this Agreement has been duly executed and delivered by the Company;

           (vii)  the Option Agreements constitute valid and binding instruments enforceable against the Company in accordance with their terms subject, as to enforcement, to (a) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights and remedies generally and (b) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity; and

          (viii)  no facts have come to the attention of such counsel that cause them to believe that (a) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) the Prospectus as of the date and time of delivery of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, in each case, that such counsel need not express a view or belief with respect to financial statements, notes and schedules thereto, and other financial data included in or omitted from or incorporated by reference in the Registration Statement and Prospectus).

          (e)   The Representative shall have received an opinion, dated such Closing Date, of Hale and Dorr LLP, special Massachusetts counsel for the Company, to the effect that:

              (i)  the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction listed on an exhibit to such opinion, which, to such counsel's knowledge, constitute the only jurisdictions in the United States in which the Company owns or leases real property, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             (ii)  the Securities to be sold by the Selling Stockholders, other than the Offered Securities issuable upon the exercise of Options, have been duly authorized and are validly issued, fully paid and non-assessable;

            (iii)  this Agreement has been duly authorized by the Company;

            (iv)  the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of the Articles of Organization or By-laws of the Company or applicable law of the Commonwealth of Massachusetts (other than state securities or Blue Sky laws);

             (v)  the statements in the Prospectus under the caption "Description of Capital Stock," insofar as such statements constitute summaries of the documents referred to therein, fairly summarize the documents referred to therein;

            (vi)  the statements in the Registration Statements in Item 15 state the general effect of the Articles of Organization, indemnity agreements and Underwriting Agreement referred to therein as required in Item 702 of Regulation S-K under the Act;

           (vii)  the Options have been duly authorized and granted pursuant to the Option Agreements and constitute valid and binding obligations of the Company, and the Option Agreements have been duly authorized, executed and delivered by the Company;

          (viii)  the Securities issuable upon the exercise of the Options have been duly and validly authorized and reserved for issuance, and, if issued in accordance with the terms of the Options, at the time such Securities are to be sold by the Selling Stockholders, such Securities will be duly and validly issued, fully paid and non-assessable; and

            (ix)  the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

          (f)    The Representative shall have received an opinion, dated such Closing Date, of James Perley, Jr., Vice President and General Counsel of the Company, to the effect that:

              (i)  the Company has good and marketable title in fee simple to all real property owned by it and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus;

             (ii)  after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described; and

            (iii)  the documents incorporated by reference in the Registration Statements and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended, as applicable, and the applicable rules and regulations of the Commission thereunder.

          (g)   The Representative shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, special counsel to each of the FL Stockholders, to the effect that:

              (i)  this Agreement has been duly authorized, executed and delivered by or on behalf of each of the FL Stockholders;

             (ii)  the execution and delivery by each FL Stockholder of, and the performance by such FL Stockholder of its obligations under, this Agreement will not contravene any provision of applicable law of the State of New York, the Delaware Revised Uniform Limited Partnership Act, as amended, and the Federal laws of the United States (other than state securities or Blue Sky laws) or the partnership agreement of such FL Stockholder, or, to the best of such counsel's knowledge, any agreement or other instrument identified to such counsel in a certificate provided by a general partner of such FL Stockholder, binding upon such FL Stockholder or, to the best of such counsel's knowledge, any judgment, order or decree identified to such counsel in a certificate provided by a general partner of such FL Stockholder, of any governmental body, agency or court having jurisdiction over such FL Stockholder, and no consent, approval, authorization or order of, or qualification with, any New York, Delaware or federal governmental body or agency is required for the performance by such FL Stockholder of its obligations under this Agreement, except those that have been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states or the rules, regulations or interpretations of the National Association of Securities Dealers in connection with offer and sale of the Offered Securities; and

            (iii)  Upon payment for the Firm Securities and the delivery to DTC of such Firm Securities registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of such Firm Securities to the Underwriters' accounts with DTC, the Underwriters will acquire a valid security entitlement with respect to the Firm Securities, and no action based on an adverse claim may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

          (h)   The Representative shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, special counsel to each of the Other Stockholders to the effect that:

              (i)  this Agreement has been duly executed and delivered by or on behalf of each of the Other Stockholders;

             (ii)  the Custody Agreement and the Power of Attorney of each Other Stockholder have been duly executed and delivered by such Other Stockholder and are valid and binding agreements of such Other Stockholder in accordance with their terms, subject as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defense and limits as to the availability of equitable remedies (whether considered in a proceeding at law or in equity); and

            (iii)  Upon payment for the Firm Securities and the delivery to DTC of such Firm Securities registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Firm Securities to the Underwriters' accounts with DTC, the Underwriters will acquire a valid security entitlement with respect to the Firm Securities, and no action based on an adverse claim may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

              (i)  The Representative shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the Registration Statements, the Prospectus and other related matters as the Representative may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (j)    With respect to Section 6(d)(viii) above, Fried, Frank, Harris, Shriver & Jacobson may state that their opinion and belief are based upon their participation in the preparation of the Registration Statements and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(h) above, Fried, Frank, Harris, Shriver & Jacobson may rely, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder and in other documents and instruments; provided that copies of such Custody Agreements and Power of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel.

          (k)   The Representative shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) or Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition, financial or otherwise, earnings, business, or operations of the Company and its subsidiaries, taken as a whole, except as set forth in the Prospectus or as described in such certificate.

          (l)    The Representative shall have received a certificate, dated such Closing Date, and signed by each Selling Stockholder (or by its Attorney-in-fact on its behalf) that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

          (m)  The Representative shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (n)   To avoid a 30% backup withholding tax, each Selling Stockholder agrees to deliver to CSFB prior to closing a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (o)   The "lock-up" agreements, each substantially in the form provided by the Representative, by certain officers and directors of the Company who are not selling Securities in the offering relating to sales and certain other dispositions of Securities or certain other securities, delivered to the Representative on or before the date hereof, shall be in full force and effect on the Closing Date.

The Selling Stockholders and the Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests. CSFB may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

        7.     Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (d) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or prospectus supplement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that a prospectus or prospectus supplement relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the prospectus or prospectus supplement (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

          (b)   Each of the FL Stockholders, severally in proportion to the number of Offered Securities to be sold by such FL Stockholder hereunder, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the FL Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company (i) by an Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (d) below, or (ii) by any Other Stockholder for use in the preparation of the answers in the Registration Statements or the Prospectus to Item 7 of Form S-3; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or prospectus supplement, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that a prospectus or prospectus supplement relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the prospectus or prospectus supplement (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter; and provided further, however, that with respect to any amount due an indemnified person under this paragraph (b), each FL Stockholder shall be liable only to the extent of the net proceeds received by such FL Stockholder from the sale of such FL Stockholder's Offered Securities.

          (c)   Each of the Other Stockholders, severally in proportion to the number of Offered Securities to be sold by such Other Stockholder hereunder, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Other Stockholder furnished in writing by or on behalf of such Other Stockholder expressly for use in the Registration Statements, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or prospectus supplement, the indemnity agreement contained in this subsection (c) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that a prospectus or prospectus supplement relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the prospectus or prospectus supplement (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter; and provided further, however, that with respect to any amount due an indemnified person under this paragraph (c), each Other Stockholder shall be liable only to the extent of the net proceeds received by such Other Stockholder from the sale of such Other Stockholder's Offered Securities.

          (d)   Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph, and the eleventh and twelfth paragraphs, under the caption "Underwriting".

          (e)   Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b), (c) or (d) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b), (c) or (d) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b), (c) or (d) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (f)    If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (g)   The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        8.     Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFB may make arrangements satisfactory to the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFB and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

        9.     Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(c), the Company and the Selling Stockholders will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

        10.   Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 16 Yankee Candle Way, South Deerfield, Massachusetts 01373, Attention: James Perley, Jr., or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to such Selling Stockholder at the address set forth for such Selling Stockholder on Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

        11.   Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        12.   Representation. The Representative will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

        13.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        14.   Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,
FORSTMANN LITTLE & Co. EQUITY PARTNERSHIP-V, L.P.
By:	FLC XXX PARTNERSHIP, L.P., ITS GENERAL PARNTER
By

FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND EQUITY MANAGEMENT BUYOUT PARTNERSHIP- VI, L.P.
By:	FLC XXIX PARTNERSHIP, L.P., ITS GENERAL PARNTER
By

THE OTHER SELLING STOCKHOLDERS NAMED IN SCHEDULE A HERETO, ACTING SEVERALLY
By
As Attorney-in-fact for the Selling Stockholders
THE YANKEE CANDLE COMPANY, INC.
By

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON LLC
By:

Acting on behalf of itself and as the Representative of the several Underwriters

SCHEDULE A

Selling Stockholders

FL Stockholders	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold
Forstmann Little & Co., Equity Partnership-V, L.P.
Forstmann Little & Co., Subordinated Debt and Equity Management Buyout Partnership-VI, L.P.
Other Stockholders	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold

Total

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Credit Suisse First Boston LLC

Total	12,500,000

12,500,000

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SCHEDULE A Selling Stockholders
SCHEDULE B Underwriters